UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2009

BAR HARBOR BANKSHARES

(Exact name of registrant as specified in its charter)

Maine	001-13349	01-0393663
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

P.O. Box 400, 82 Main Street, Bar Harbor, ME	04609-0400
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On December 15, 2009, Bar Harbor Bankshares (the “Company”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with RBC Capital Markets Corporation (the “Underwriter”), providing for the offer and sale in a firm commitment offering of 800,000 shares of the Company’s common stock, par value $2.00 per share (the “Common Stock”), sold by the Company at a price of $27.50 per share ($25.85 per share, net of the underwriting discount). In addition, pursuant to the terms of the Underwriting Agreement, the Company has granted RBC Capital Markets Corporation a 30-day option to purchase up to 120,000 additional shares of Common Stock to cover over-allotments, if any.

The Company has made certain customary representations, warranties and covenants in the Underwriting Agreement concerning the Company and the Registration Statement related to the offering of the shares. The Company also has agreed to indemnify the Underwriter against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, a copy of which is included as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events.

On December 16, 2009, the Company issued a press release announcing the pricing of an underwritten public offering of 800,000 shares of Common Stock at a price of $27.50 per share for gross proceeds of approximately $22 million. In addition, the Company has granted the Underwriter an option to purchase up to 120,000 additional shares of Common Stock. The foregoing description of the press release does not purport to be complete and is qualified in its entirety by reference to the press release, a copy of which is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 15, 2009, between Bar Harbor Bankshares and RBC Capital Markets Corporation.

5.1	Opinion of Eaton Peabody, P.A. regarding the legality of the securities offered.

23.1	Consent of Eaton Peabody, P.A. (included in Exhibit 5.1).

99.1	Press Release dated December 16, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2009	BAR HARBOR BANKSHARES (Registrant)

	By:	/s/ Joseph M. Murphy
Name: Joseph M. Murphy
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated December 15, 2009, between Bar Harbor Bankshares and RBC Capital Markets Corporation.

5.1	Opinion of Eaton Peabody, P.A. regarding the legality of the securities offered.

23.1	Consent of Eaton Peabody, P.A. (included in Exhibit 5.1).

99.1	Press Release dated December 16, 2009.